UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 14, 2023
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On February 14, 2023, the Board of Directors of PBF Energy Inc. (the “Company”) approved the appointment of Karen B. Davis as Senior Vice President, Chief Financial Officer of the Company, effective February 20, 2023 (the “Effective Date”), to serve until such time as her successor is appointed, or until her earlier resignation or removal. Ms. Davis has been serving as the Company’s interim Chief Financial Officer since January 1, 2023.

Ms. Davis, age 66, most recently served as Executive Vice President and Chief Financial Officer of Western Refining, Inc. and its affiliated entities, Western Refining Logistics LP and Northern Tier Energy, LP, through May 2017. During her career, Ms. Davis has served in various chief financial officer and financial reporting officer positions with various public and private companies throughout the United States. Ms. Davis is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. In connection with her appointment, Ms. Davis has entered into an employment agreement with a subsidiary of the Company, pursuant to which, among other things, she will receive an annual salary of $630,000, less required deductions and tax withholdings, will be eligible to receive an annual incentive bonus and equity awards as approved by the Board and will be eligible to participate in the Company’s health and welfare benefits program. The foregoing is qualified in its entirety by reference to the employment agreement, which is attached as Exhibit 10.1 hereto. In addition, on the Effective Date, Ms. Davis will receive a sign-on bonus of $600,000 and long-term incentive awards as follows: (i) a grant of restricted stock with a grant date value of $949,969 pursuant to the form of restricted stock agreement attached as Exhibit 10.2 hereto; (ii) a grant of performance share units for the three-year performance period from January 1, 2023 through December 31, 2025 (the “Performance Period”) with a grant date value of $712,477 pursuant to the form of performance share unit agreement previously approved for such Performance Period; and (iii) a grant of performance units for the Performance Period with a grant date value of $712,477 pursuant to the form of performance unit agreement previously approved for such Performance Period.

Item 9.01 - Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated as of February 20, 2023 between Karen B. Davis and PBF Investments LLC

10.2	Form of 2023 Executive Restricted Stock Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	February 15, 2023	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	February 15, 2023	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	February 15, 2023	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary